Plum Creek

Growing Value from Exceptional Resources

Southern Timberland Acquisition October 28, 2013 Exhibit 99.1

Safe Harbor

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS.
Some of the forward-
looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,”
“will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy” or “anticipates”
or the negative of those words or other comparable terminology.  Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those described in the forward-looking statements.  Some of these factors include, but are not limited to:
changes in governmental, legislative and environmental restrictions; catastrophic losses from fires, floods, wind storms, earthquakes, volcanic eruptions, insect infestations and disease, conditions and competition in our domestic and export markets; our failure to qualify as a REIT or  a reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; our failure to make strategic acquisitions or to integrate any such acquisitions effectively; the market for and our ability to sell or exchange non-strategic timberlands and timberland properties that have higher and better uses; and other factors described from time to time in our filings with the Securities and Exchange Commission under the Securities
Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended.  Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Plum Creek nor its management undertakes any obligation to update or revise any forward looking statements.

Transaction Overview

•
Purchase price $1.086 billion
•
Negotiated transaction with MeadWestvaco (MWV)
•
Upon close, MWV receives:
•
~$860 million installment note from Plum Creek
•
~$226 million cash
•
Expect transaction to close in Q4 2013
•
Expect to finance through a combination of equity and debt to maintain current investment-grade balance sheet

A Value Creating Addition to Our Existing Businesses

Timber:  $869 Million
•
501,000 acres of core timberlands in current Plum Creek markets
•
Highly stocked, mature age profile, productive sites
•
Embedded Higher and Better Use “HBU” opportunities
Land:  $152 million
•
Joint Venture investments in ~109,000 acres near Charleston, SC
•
Capture premium development values
•
Create value through entitlement of select lands
Non -Timber Resources:  $65 million
•
Valuable subsurface & surface resources
•
Expected annual cash flow of ~$6 million

Legend
Plum Creek Property
Acquisition Property
OH
MD
WV
VA
KY
MO
TN
NC
AR
SC
MS
AL
GA
LA
FL
WV
146,000 acres
VA
125,000 acres
AL/GA
54,000 acres
SC
175,000 acres

•
Plum Creek is purchasing
MeadWestvaco’s timberlands;
approximately 501,000 acres
in five states
•
Southern Yellow Pine
(AL, GA, SC, VA)
•
Mixed Hardwoods (WV)
•
Purchase Price:  $869 million
•
Commingled with our current
holdings
•
Attractive, long-term markets
•
SFI certified
Timberlands Complement Existing Plum Creek Ownership

Favorable Stocking and Age Profile Drive Timberland Value
Tons/Acre 61
Pine Acres
21+ years
30%

*excludes West Virginia
High Stocking Levels
High Component of Mature
Forest
Favorable Harvest Mix
&
Strong Cash Flow

Acquisition Further Increases Harvest Volume and Value

Significant increase in harvest volume
• Adds nearly 3 million tons per year to current Plum Creek harvest over next decade
Mature age
• Near-term harvest and cash flow
Valuable product mix
• Acquired lands produce 55 / 45% sawtimber/pulpwood  mix over next 15 years
Embedded HBU opportunities within acquired timberlands

Holy Hill
26
Summerville
95
526
Charleston
Walterboro
Atlantic
Ocean

Real Estate Joint Venture Investments

5% Joint Venture Lands
•
$12.5 million investment
•
22,000 acres - Active
residential and commercial
development
•
Profits only, no additional
operating or capital
contributions
•
109,000 acres near
Charleston, South Carolina
•
Plum Creek will participate
in two Real Estate Joint
Ventures
1) 5% Joint Venture (JV1)

Holy Hill
26
Summerville
95
526
Charleston
Walterboro
Atlantic
Ocean

Real Estate Joint Venture Investments
2) 50% Joint Venture (JV2)
•
$140 Million investment
•
87,000 acres - High value rural
and development-quality lands
•
Plum Creek manages timber
•
Traditional Plum Creek
approach
•
Identify and sell at significant
premium to underlying timber
value
•
Pursue base level entitlements
for certain high value
residential and commercial
properties

50% Joint Venture Lands

Non-Timber Resources Add to Existing Royalty Stream

Coal Assets
• Expect production to grow over time
• Majority is metallurgical coal tied to global markets and steel production
Wind Assets
• 101.5 MW operating wind project
• Potential expansion of up to 22.5 MW of additional capacity
Expected annual cash flow of $6 million provides Plum Creek with a 9%+ yield

Committed to Maintaining Current Investment-Grade Profile

Sources
(in millions)
Uses
(in millions)
Gross proceeds from equity $700 Cash to MWV  $226
Installment note to MWV 860 Installment note to MWV 860
Total consideration to MWV $1,086
Pay down debt 444
Fees and expenses 30
Total Sources $1,560 Total Uses $1,560
•
Expect to finance the $1.086 billion acquisition through a
combination of equity and debt
•
Note:  Plum Creek’s net debt will increase by $416 million
following the transaction
(including investment
in joint ventures)

A Natural Fit for Plum Creek – Cash Accretive

•
Adding well managed industrial timberlands
•
Expected to add nearly 3 million tons annually to current Plum Creek harvest over the next decade
•
Strong cash yields supported by above average timber stocking and maturity
•
Increased operational scale and efficiency
•
Leverage existing customer relationships
•
Embedded HBU opportunities to be identified
•
Real Estate joint ventures include a mix of near-term and medium-term properties
•
87,000 acres: Plum Creek and MeadWestvaco partner 50/50 in high-value rural and development-quality lands
•
22,000 acres: Plum Creek is a 5% profit-only participant in active, “vertical”
development projects – MWV maintains full control and funds all capital expenditures
•
Extension of Plum Creek’s non-timber, natural resource expertise
•
Ongoing cash flows in familiar markets
*Some of our real estate and natural resource activities are conducted through our taxable REIT subsidiaries